===============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report: October 24, 2007


                                 Dorman Products, Inc.
               ----------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


      3400 East Walnut Street,
       Colmar, Pennsylvania                                 18915
-------------------------------------------------------------------------------
        (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:        215-997-1800
                                                   ----------------------------


-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===============================================================================

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2007, Dorman Products, Inc. (the "Company") issued a press release announcing its operating results for the third quarter ended September 29, 2007. A copy of the press release is attached hereto as Exhibit
99.1 and incorporated by reference herein.

The information being furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

The information being furnished in Exhibit 99.1 contains non-GAAP measures.
The presentation of these non-GAAP measures is intended to enhance the usefulness of the financial information by providing measures which the Company's management uses internally to evaluate the Company's baseline performance. These non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to net income or other financial measures prepared in accordance with GAAP. A reconciliation of those financial measures to the most directly comparable GAAP measures is included in Exhibit 99.1.

Certain statements in this report constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. While forward-looking statements sometimes are presented with numerical specificity, they are based on various assumptions made by management regarding future circumstances over many of which the Company has little or no control. Forward-looking statements may be identified by words including "anticipate," "believe," "estimate," "expect," and similar expressions. The Company cautions readers that forward-looking statements, including, without limitation, those relating to future business prospects, revenues, working capital, liquidity, and income, are subject to certain risks and uncertainties that would cause actual results to differ materially from those indicated in the forward-looking statements. Factors that could cause actual results to differ from forward-looking statements include but are not limited to competition in the automotive aftermarket industry, concentration of the Compan's sales and accounts receivable among a small number of customers, the impact of consolidation in the automotive aftermarket industry, foreign currency fluctuations, dependence on senior management and other risks and factors identified from time to time in the reports the Company files with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. For additional information concerning factors that could cause actual results to differ materially from the information contained in this report, reference is made to the information in Part I, "Item 1A, Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 2006.

Item 5.02. Departure of Directors or Principle Officers; Election of Directors; Appointment of Principal Officers.

On October 24, 2007, the Company's Board of Directors elected Steven Berman President, Secretary, Treasurer and Chief Operating Officer of the Company, effective immediately. Steven Berman replaces his brother, Richard Berman, who previously held the office of President. Richard Berman will remain Chairman of the Board and Chief Executive Officer.

Steven Berman, age 48, is the Company's President, Secretary, Treasurer and Chief Operating Officer. Mr Berman has been with the Company since 1978 and had served as Executive Vice President from 1978 to present.

Steven Berman's compensation arrangement with the Company is set forth in The Company's Proxy Statement filed with the SEC on April 25, 2007.

The Company has entered into a noncancelable operating lease for its primary operating facility from a partnership in which Richard Berman, the Company's Chief Executive Officer, and Steven Berman, the Company's President, are partners. Based upon the terms of the lease, payments in 2007 will be $1.3 million. Total rental payments to the partnership under the lease arrangement were $1.3 million in 2006.



Item 9.01. Financial Statements and Exhibits

Exhibit Number          Description

     99.1               Press Release Dated October 25, 2007


                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Dorman Products, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Dorman Products, Inc.



Dated: October 25, 2007                 By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                              Mathias J. Barton
                                          Chief Financial Officer and
                                          Principal Accounting Officer

                           EXHIBIT INDEX


 Exhibit Number       Description


  99.1                Press Release Dated October 25, 2007